Other non-financial liabilities (Detail) - USD ($) $ in Millions	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Other Non-Financial Liabilities [Line Items]
Compensation-related liabilities	$ 5,506	$ 2,834	$ 4,526
of which: net defined benefit liability	695	471	487
Current tax liabilities	1,219	908	932
Deferred tax liabilities	288	174	162
VAT, withholding tax and other tax payables	949	606	712
Deferred income	841	313	276
Other	482	230	74
Total other non-financial liabilities	$ 9,285	$ 5,064	$ 6,682